Ballantyne Strong, Inc.
Second Quarter Update

August 2016



Forward-Looking Statement

This presentation may contain forward-looking statements related to the Company's future operating results. Except for the historical information, it may include forward-looking statements that involve risks and uncertainties, including, but not limited to, quarterly fluctuations in results, customer demand for the Company's products, the development of new technology for alternate means of motion picture presentation, domestic and international economic conditions, the management of growth, and other risks detailed from time to time in the Company's Securities and Exchange Commission filings. Actual results may differ materially from management's expectations.

Second Quarter 2016

Key Highlights:

- Net earnings from continuing operations totaled $1.8 million, or $0.12 per share compared with net losses from continuing operations of ($2.8) million or ($0.20) per share, in the same period of the prior year
- Income from operations of $2.0 million compared with a loss from operations of ($2.1) million in the same period of the prior year
- Core pre-tax earnings of $2.1 million compared with core pre-tax earnings of $0.4 million in the same period of the prior year
- The second quarter included ($0.1) million of charges and $0.5 million of income expected to be non-recurring in nature
- The Company is pursuing the sale of its Strong Westrex operations. Financial results for the Strong Westrex operation are now reflected in discontinued operations. Unless otherwise noted, all financials in this presentation exclude discontinued operations.

Second Quarter 2016

Key Highlights:

- Net revenues of $20.6 million, compared with $17.8 million in the same period of the prior year
  - Cinema revenues of $11.3 million, compared with $10.3 million in the same period of the prior year
  - Digital Media revenues of $9.8 million, compared with $7.8 million in the same period of the prior year

- Consolidated gross profit was $6.1 million or 29.9%, compared with $3.5 million or 19.6% in the same period of the prior year
  - Adjusted gross profit in the second quarter of the prior year was $4.5 million or 25.0%. This represents a 495 basis point improvement
  - Margin improvements were driven by both the Cinema and Digital Media segments

- Selling, general and administrative (SG&A) expense was $4.2 million compared to $5.2 million in the same period of the prior year
  - Adjusted SG&A was $4.1 million. Prior year adjusted SG&A expense was $4.2 million

Non-Recurring Items

STRONG

The second quarter of 2016 included the following non-recurring items:

- A charge of ($0.1) million for accelerated deprecation on leasehold improvements in our Omaha facility
- Income of $0.5 million related to an excess distribution from an equity investment

The same period of the prior year included $2.4 million of non-recurring charges:

- A charge of ($1.0) million related to inventory valuation
- A charge of ($0.7) million for severance
- A charge of ($0.4) million related to the Omaha facility consolidation
- A charge of ($0.3) million associated with the proxy contest

Business Update

- Pursuing sale of Strong Westrex operation due to negative earnings and commitment to focus efforts on higher return on invested capital businesses
- Investment of $3.5 million in Itasca Capital Ltd (TSX VENTURE: ICL) – formerly Kobex Capital Corp. ICL subsequently invested the cash on hand in preference units of 1347 Investors LLC which owns a controlling stake in Limbach (OTC: LMBH), an industry-leading specialty contractor in the areas of heating, ventilation, air-conditioning, plumbing, electrical and building controls.
- Exhaustive review of businesses continues
- Net annualized savings of approximately $3.3 million and zero-based budgeting process for 2016 should lead to further expense reductions
- Expense management will always be a priority, but new business opportunities are taking up more of our time. Holding company team currently evaluating several new business opportunities.
- Insider and closely held ownership has increased to approximately 31.4% of shares

Progress Since May 2015

- Several value enhancing changes made to the business
- Annualized cost savings of $9.8 million have been realized from:
  - Headcount reductions of $8.0 million
  - Facilities consolidation savings of $0.2 million
  - Other savings of $1.6 million
- Invested capital back into the business through annualized investments of:
  - Targeted headcount additions of $6.0 million
  - Other investments of $0.5 million
- Net annualized savings since May 2015 equals $3.3 million
- Continually evaluating opportunities for both cost savings and value enhancing investments

Gross Profit and Adjusted Gross Profit

STRONG



Gross Profit
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$-
$4.3
$3.5
$3.8
$5.2
$5.2
$6.1
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Q1 2016
Q2 2016



Adjusted Gross Profit*
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$-
$4.3
$4.5
$4.6
$5.2
$5.2
$6.1
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Q1 2016
Q2 2016

All dollars shown in millions. All results exclude discontinued operations.

*Adjusted Gross Profit is a non-GAAP financial measure. Refer to the non-GAAP section of this presentation for additional information.

Gross Margin % and Adjusted Gross Margin %


Gross Margin %
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
22.2%
19.6%
19.1%
24.3%
30.6%
29.9%
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Q1 2016
Q2 2016


Adjusted Gross Margin %*
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
22.2%
25.0%
23.5%
24.3%
30.6%
29.9%
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Q1 2016
Q2 2016

All results exclude discontinued operations.

*Adjusted Gross Margin Percentage is a non-GAAP financial measure. Refer to the non-GAAP section of this presentation for additional information.

SG&A and Adjusted SG&A


SG&A
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$-
$5.2
$5.2
$4.8
$5.4
$4.1
$4.2
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Q1 2016
Q2 2016


Adjusted SG&A*
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$-
$5.0
$4.2
$3.9
$4.2
$3.9
$4.1
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Q1 2016
Q2 2016

All dollars shown in millions. All results exclude discontinued operations.

*Adjusted SG&A is a non-GAAP financial measure. Refer to the non-GAAP section of this presentation for additional information.

Income (Loss) from Operations and Core Pre-Tax Earnings


Income (Loss) from Operations
$2.5
$2.0
$1.5
$1.0
$0.5
$-
$(0.5)
$(1.0)
$(1.5)
$(2.0)
$(2.5)
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Q1 2016
Q2 2016
$(0.9)
$(2.1)
$(1.0)
$(0.2)
$1.1
$2.0


Core Pre-Tax Earnings (Loss)*
$2.5
$2.0
$1.5
$1.0
$0.5
$-
$(0.5)
$(1.0)
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Q1 2016
Q2 2016
$(0.7)
$0.4
$0.7
$1.0
$1.4
$2.1

All dollars shown in millions. All results exclude discontinued operations.

*Core Pre-Tax Earnings (Loss) is a non-GAAP financial measure. Refer to the non-GAAP section of this presentation for additional information.

Return on Invested Capital



Return on Invested Capital*
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
-
(5.0)%
(10.0)%
(15.0)%
(11.0)%
4.6%
13.1%
21.1%
21.9%
26.2%
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Q1 2016
Q2 2016

All results exclude discontinued operations.

*ROIC is a non-GAAP financial measure. Refer to the non-GAAP section of this presentation for additional information. Quarterly ROIC measures are annualized.

Ownership Culture



Closely Held Ownership
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
22.5%
24.7%
29.3%
29.7%
31.4%
Sept 15
Dec 15
Mar 16
May 16
Aug 16

- Total closely held ownership of 31.4% of shares outstanding
  - Closely held ownership includes executive officers, board members, employees, and other affiliated parties
- Ownership is evidence of proper alignment of interests between leadership of company and shareholders
- Strive to maintain ownership culture that is focused on creating shareholder value over the long-term

Current Value Proposition

- Approximately $14.2 million of cash and equivalents including $1.4 million of cash classified as assets held for sale and $11.1 million of investments at market value
- No debt on balance sheet and real estate owned free and clear
- Building and land in Georgia recently valued at $4.3 to $6.8 million
- Cash value in inventory and net receivables
- Cinema division is highly cash flow generative with strong market position
- Digital Media division has room for growth if properly executed
- Corporate overhead is too high and needs to be reduced further
- Operating loss carryforwards could have value if Company returns to profitability in the United States
- Improving returns on invested capital creates value for shareholders

Ballantyne Strong Strategy

- Board has implemented a strategy focused on making optimal capital allocation decisions across the company's businesses and investments
- Expect to continue to invest and grow the Cinema and Digital Media divisions
- Evaluating investments in other industries that are expected to produce high returns on invested capital
- Investments can include equity positions in public companies or complete acquisitions of other businesses
- Investments in public companies may involve taking control positions or seeking board representation
- Current investments in public companies include RELM Wireless Corporation (NYSE MKT: RWC), 1347 Property Insurance Holdings, Inc. (Nasdaq: PIH) and Itasca Capital Ltd. (TSX VENUTRE: ICL)

PIH, RWC and ICL Investments

		Cost Basis		Book Value		Market Value		Unrealized Gain / (Loss)
1347 Property Insurance Holdings	$	2.0	$	1.8	$	1.8	$	(0.2)
RELM Wireless Corporation		4.3		4.3		5.8		1.5
Itasca Capital Ltd.		3.5		3.5		3.5		-
Total	**$**	**9.8**	**$**	**9.6**	**$**	**11.1**	**$**	**1.3**

- Investment in 1347 Property Insurance Holdings, Inc. (Nasdaq: PIH) has a book and market value of $1.8 million with an unrealized loss of $0.2 million
- Investment in RELM Wireless Corporation (NYSE MKT: RWC) is treated as an equity method investment. Book value of RELM Wireless investment is $4.3 million, but market value of this investment was $5.8 million as of June 30, 2016.
  - Unrecognized gain on RELM Wireless investment is not reflected in financials in accordance with GAAP
- Investment in Itasca Capital Ltd. (TSX VENUTRE: ICL) is treated as an equity method investment. Book and market value on this investment is $3.5 million.
  - BTN owns 31.2% of outstanding shares

Plan Going Forward

- Continue to evaluate cost savings and investment opportunities in the existing businesses
- Be on the lookout for new investment opportunities that offer asymmetrical risk rewards and an adequate margin of safety
- Maintain a culture of zero complacency, ownership and accountability in all aspects of the business
- Hire and retain the best people so that our human capital is ever improving
- Incorporate long-term thinking into all decisions made in the business

Reconciliation of Non-GAAP Measures

Adjusted gross profit, adjusted gross margin percentage, adjusted selling and administrative expenses, core pre-tax earnings, earnings before interest and taxes, return on invested capital and net working capital are non-GAAP measures. The Company believes these measures provide a useful indication of profitability and basis for assessing and analyzing the operations of the Company without the impact of certain items believed to be non-recurring in nature.

Management utilizes these non-GAAP measures in assessing the financial and operating performance of the Company. These non-GAAP measures are useful measures for management to assess the performance of operations without the impact of items believed to be non-recurring in nature. In addition, management believes these measures provide additional insight for investors and analysts in evaluating the Company's financial and operating performance.

Reconciliation of Non-GAAP Measures

These adjusted financial measures should not be considered in isolation or as a substitute for other profitability metrics prepared in accordance with GAAP. Adjusted financial measures, as presented, may not be comparable to similarly titled measures of other companies. Adjusted financial measures for 2015 and 2016 are not tax effected due to the tax valuation allowance recorded in 2015.

Included in this presentation is a reconciliation of gross profit and gross margin percentage to adjusted gross profit and adjusted gross margin percentage, selling and administrative expense to adjusted selling and administrative expense, and a reconciliation of core pre-tax earnings to income from operations for the first quarter of 2016 and each quarter of the prior year. A reconciliation of earnings before interest and taxes, return on invested capital and net working capital is also included.

Non-GAAP Measures

STRONG

- **Core pre-tax earnings** – We define core pre-tax earnings as income (loss) from operations plus equity method investment income less non-recurring charges
- **EBIT** – We define EBIT (earnings before interest and taxes) as net revenue less cost of goods sold and selling, general, and administrative expenses, plus equity method investment income. Our definition excludes any items that we expect to be non-recurring.
- **Net working capital** – We define net working capital as total current assets less total current liabilities less cash and equivalents including securities accounted for as current assets. Our definition excludes current assets held for sale and current liabilities held for sale.
- **ROIC** – We define ROIC (return on invested capital) as EBIT divided by the sum of net working capital, net property, plant and equipment, and equity method investments. Ballantyne Strong believes ROIC is a useful measure of how effectively the Company is managing capital employed. Although ROIC is commonly used as a measure of capital efficiency, definitions of ROIC may differ; therefore, we are providing an explanation of its calculation in the accompanying reconciliation.

Non-GAAP Measures

- **Adjusted gross profit** – We define adjusted gross profit as gross profit plus any non-recurring costs of product sold
- **Adjusted gross margin percentage** – We define adjusted gross margin percentage as adjusted gross profit divided by revenue
- **Adjusted selling, general and administrative expense** – We define adjusted selling, general and administrative expense as SG&A less any non-recurring SG&A charges

Reconciliation of Non-GAAP Measures

STRONG

Reconciliation of Gross Profit and Gross Margin Percentage
Unaudited, in thousands

	Three months ended					
	March 31, 2015	**June 30, 2015**	**September 30, 2015**	**December 31, 2015**	**March 31, 2016**	**June 30, 2016**
Gross profit	$ 4,255	$ 3,495	$ 3,780	$ 5,182	$ 5,239	$ 6,149
Gross margin percentage	22.2%	19.6%	19.1%	24.3%	30.6%	29.9%
Inventory valuation	-	958	864	-	-	-
Adjusted gross profit	$ 4,255	$ 4,453	$ 4,643	$ 5,182	$ 5,239	$ 6,149
Adjusted gross margin percentage	22.2%	25.0%	23.5%	24.3%	30.6%	29.9%

Reconciliation of Selling and Administrative
Unaudited, in thousands

	Three months ended					
	March 31, 2015	**June 30, 2015**	**September 30, 2015**	**December 31, 2015**	**March 31, 2016**	**June 30, 2016**
Selling and administrative expenses	$ 5,159	$ 5,229	$ 4,754	$ 5,353	$ 4,124	$ 4,186
Severance costs	-	(693)	-	(169)	-	-
Facility consolidation costs	-	(59)	93	-	-	-
Proxy contest charges	(163)	(297)	-	-	-	-
Software intangibles impairment	-	-	(638)	-	-	-
Bad debt	-	-	(97)	(762)	-	-
Other charges	-	-	(180)	-	-	-
Accelerated facility depreciation	-	-	-	(251)	(201)	(122)
Adjusted selling and administrative expenses	$ 4,996	$ 4,180	$ 3,932	$ 4,171	$ 3,923	$ 4,064

Reconciliation of Non-GAAP Measures

Reconciliation of Core Pre-tax Earnings (Loss)
Unaudited, in thousands

	Three months ended					
	March 31, 2015	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016
Income (loss) from operations	$ (901)	$ (2,115)	$ (988)	$ (203)	$ 1,115	$ 1,963
Equity method investment income	-	94	-	1	41	-
Non-recurring items	163	2,374	1,686	1,182	201	122
Core pre-tax earnings (loss)	$ (738)	$ 353	$ 698	$ 980	$ 1,357	$ 2,085

Reconciliation of Non-GAAP Measures

Reconciliation of EBIT, Net Working Capital and ROIC
Unaudited, in thousands

	Three months ended					
	March 31, 2015	**June 30, 2015**	**September 30, 2015**	**December 31, 2015**	**March 31, 2016**	**June 30, 2016**
Net revenues	$ 19,149	$ 17,831	$ 19,746	$ 21,333	$ 17,118	$ 20,558
Cost of revenues	14,894	14,336	15,966	16,151	11,879	14,409
Gross profit	**4,255**	**3,495**	**3,780**	**5,182**	**5,239**	**6,149**
Less: SG&A expense	5,159	5,229	4,754	5,353	4,124	4,186
Add back: Non-recurring items	163	2,007	1,686	1,182	201	122
Equity method investment income* **	-	-	-	-	41	-
EBIT	**(741)**	**273**	**712**	**1,011**	**1,357**	**2,085**
Current assets	48,069	46,330	47,177	38,727	39,599	38,116
Less: Current liabilities	14,496	15,017	15,976	13,372	13,034	12,673
Less: Cash and equivalents	20,217	20,774	21,976	17,862	17,669	12,787
Net working capital	**13,356**	**10,539**	**9,225**	**7,493**	**8,896**	**12,656**
Property, plant and equipment, net	13,652	13,075	12,477	11,703	11,543	11,414
Equity method investments*	-	-	-	-	4,381	7,766
ROIC* = (EBIT / Net working capital + property, plant and equipment, equity method investments, net)**	**(11.0)%**	**4.6%**	**13.1%**	**21.1%**	**21.9%**	**26.2%**

*The RWC investment was made on December 16th and 17th of 2015. The ROIC calculation for the quarter ended December 31, 2015 does not include the investment in RWC

**Equity method investment income only includes income related to the RWC and ICL investments

***Quarterly ROIC measures are annualized